Supplement to Symetra Deferred Variable Annuity Prospectus
                    Supplement dated April 27, 2007 to
                 Prospectus dated May 1, 1998 as supplemented


     The following Section is added to the prospectus under a Section titled
            LIMITS ON EXCESSIVE TRANSFERS AND MARKET TIMING ACTIVITY
                                   on Page 6.

          LIMITS ON EXCESSIVE TRANSFERS AND MARKET TIMING ACTIVITY
Effects of Excessive Transfers and Market Timing Activity. The Contract and the Eligible Portfolios are not designed for excessive short term trading or professional market timing, or for organizations or other persons that make large, or frequent transfers. Such trading activity may be disruptive to the Eligible Portfolio management strategies by causing forced and unplanned portfolio turnover, and increased trading and transaction costs. In addition, these activities may require a portfolio to maintain liquid assets rather than investing them for growth, resulting in lost opportunity costs that must be indirectly borne by contract owners. These disruptive activities may increase expenses and adversely affect portfolio performance, thereby negatively impacting long-term contract owners.

Detection and Deterrence.   Symetra Life discourages and does not accommodate
frequent transfers or market timing activity. Due to the potential adverse consequences to contract owners, we have established certain policies and procedures to aid us in detecting and deterring contract owners that may be engaging in frequent trading and/or market timing activities. These policies and procedures may restrict or eliminate the right to make transfers among Sub-Accounts if such trades are executed by you, a market timing firm or other third party authorized to initiate transfers or exchange transactions on your behalf.

In our sole discretion, we may revise our procedures at any time without prior notice to better detect and deter market timing or other disruptive trading to comply with regulatory requirements and/or to impose additional or alternate restrictions such as imposing dollar or percentage limits on transfers. If we modify our procedures, they will be applied uniformly to all contract owners.

If a transfer request is rejected or your transfer privileges have been restricted for any reason, we will attempt to inform you or your authorized agent by phone the next business day. If we do not succeed in reaching you or your authorized agent by phone, we will send a letter to your address of record. Our policies regarding transfer restrictions and rejections are applied uniformly, and we do not make exceptions for particular contract owners. We will use our best efforts to prevent market timing and other abusive trading practices, but the determination of whether market timing is occurring is subjective. We may not be able to detect all market timers or short term traders, and we may not be able to prevent transfers by those we do detect.
In addition, the terms of the Contract may also limit our ability to restrict or deter harmful transfers. If we are unable to detect or prevent market timing, the effect of such market timing may result in additional transaction costs for the Sub-Accounts and dilution of long-term Eligible Portfolio owners' returns. Thus, your Contract value may be lower due to lower returns in your Eligible Portfolio investments.

Underlying Portfolio Frequent Trading Policies. The portfolio managers to whom we submit purchase and redemption orders may also detect large or unusual patterns of trades submitted by us on behalf of all our variable life policy owners and variable annuity contract owners. Those portfolio managers may require us to investigate whether any of our contract owners are engaged in market timing or other similar activity and to cooperate with them to discourage such activity. If the portfolio managers believe you are engaged in market timing activity they may block you from making transfers or purchases to their portfolios. In addition, Federal regulations require us to provide individual transaction and contract owner information to the portfolio managers when requested. The Eligible Portfolios to whom we submit purchase and redemption orders may adopt unique policies and procedures designed to deter excessive trading or market timing. Those policies and procedures, when applicable, are described in the prospectuses for each of the Eligible Portfolios available for investment by you. In cases of large or frequent transfers, the portfolio managers or Symetra Life may reject trades that are determined to be detrimental to other portfolio shareholders or violate the portfolios' policies and procedures. Therefore, we reserve the right to reject, without prior notice, any transfer request to a portfolio if the portfolio manager rejects such trade or the trade violates a portfolio's policies and procedures. If a portfolio refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 to 2 business days. We will notify you or your authorized agent in writing or by phone if your transfer has been rejected or reversed. We further reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any Eligible Portfolio. We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Omnibus Order. Contract owners and other persons with material rights under the policies also should be aware that the purchase and redemption orders received by the Eligible Portfolios generally are "omnibus" orders from intermediaries such as retirement plans and Separate Accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Eligible Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable life insurance policies (or variable annuity contracts), including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an Eligible Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in frequent transfer activity, the Eligible Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request. If an Eligible Portfolio rejects an omnibus order, we will notify you of the actions taken that affect your request.